Exhibit 10.2

FORBEARANCE AGREEMENT

The parties to this FOREBEARANCE AGREEMENT (this "Agreement"), dated as of August 1, 2013, but effective as of August 1, 2013 (the "Forbearance Date"), are BANK OF AMERICA, N.A. ("Lender"), AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (“Locker Group Borrower”), AMERICAN LOCKER SECURITY SYSTEMS, INC., a Delaware corporation (“Security Borrower”), SECURITY MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing Borrower”), and CANADIAN LOCKER COMPANY LIMITED, a corporation incorporated under the federal laws of Canada (“Canadian Borrower”)(Locker Group Borrower, Security Borrower, Manufacturing Borrower and Canadian Borrower are collectively referred to herein as “Borrower”). For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.             Background.

(i)     Term Loan. Lender is the holder of that certain Loan Agreement, dated December 8, 2010 (as amended, supplemented, renewed or extended by one or more documents, the “Original Loan Agreement”), executed by Borrower in favor of Lender, in the original principal amount of $1,000,000.00 (the “Facility No. 1 Loan”), with a final stated maturity date (including all prior renewals or extensions) of December 15, 2015 (the “Original Maturity Date”). The Original Loan Agreement was modified and extended by that certain (i) Amendment No. 1 to Loan Agreement, dated October 27, 2011 (the “First Amendment”), executed by Borrower and Lender, in which, among other things, the Original Maturity Date for Facility No. 3 (defined below) was amended to December 8, 2012, and a $500,000.00 draw note was created, and (ii) Amendment No. 2 to Loan Agreement, dated September 28, 2012 (the “Second Amendment”), executed by Borrower and Lender, in which, among other things, the Original Maturity Date was extended to October 31, 2013. The Original Loan Agreement, First Amendment and Second Amendment, as they have or may have been renewed, extended, amended, or supplemented by one or more documents, if any, dated before the Forbearance Date, are collectively referred to herein as the “Loan Agreement”. The security for payment of the Facility No. 1 Loan includes, without limitation, that certain (i) Security Agreement (Multiple Use), dated December 8, 2010 (the “Security Agreement”), executed by Borrower in favor of Lender, and (ii) General Security Agreement, dated December 9, 2010 (the “General Security Agreement”). The Security Agreement and General Security Agreement, as they may have been renewed, extended, amended or supplemented by one or more documents, if any, dated before the Forbearance Date, are referred to herein as the “Facility No 1. Collateral Documents”, and reference is made to the Facility No. 1 Collateral Documents for all purposes. The Facility No. 1 Collateral Documents cover the personal property therein described.

(ii)     Draw Note. Pursuant to the Loan Agreement and the First Amendment, Lender and Borrower entered into a certain draw note in the original principal amount of $500,000.00 (the “Facility No. 2 Loan”), with a final stated maturity date of October 27, 2012 (as extended to October 31, 2013 pursuant to the Second Amendment). The security for payment of the Facility No. 2 Loan includes, without limitation, the (i) Security Agreement and the General Security Agreement, as they may have been renewed, extended, amended or supplemented by one or more documents, if any, dated before the Forbearance Date, are referred to herein as the “Facility No. 2 Collateral Documents”, and reference is made to the Facility No. 2 Collateral Documents for all purposes. The Facility No. 2 Collateral Documents cover the personal property therein described.

(iii)     Line of Credit. Pursuant to the Loan Agreement, Lender and Borrower entered into that certain line of credit in the original principal amount of $2,500,000.00 (the “Facility No. 3 Loan”), with a final stated maturity date of December 8, 2015, as amended to October 31, 2013 pursuant to the Second Amendment. The security for payment of the Facility No. 3 Loan includes, without limitation, the (i) Security Agreement, and (ii) the General Security Agreement, as they may have been renewed, extended, amended or supplemented by one or more documents, if any, dated before the Forbearance Date, are referred to herein as the “Facility No. 3 Collateral Documents”, and reference is made to the Facility No. 3 Collateral Documents for all purposes. The Facility No. 3 Collateral Documents cover the personal property therein described.

Forbearance Agreement

American Locker Group, et al.

(iv)     Master Lease. Lender is the Lessor under that certain Master Lease Agreement (MLA #21806-90000), dated July 9, 2012 (the “MLA”), by and between Lender, as lessor, and Locker Group Borrower, Security Borrower, Manufacturing Borrower and Canadian Borrower as co-lessees. In addition, Lender holds that certain (i) Warranty Bill of Sale, dated August 21, 2012 (“BOS 1’), by and between Lender, as buyer, and Manufacturing Borrower, as seller; (ii) Warranty Bill of Sale, dated August 21, 2012 (“BOS 2’), by and between Lender, as buyer, and Locker Group Borrower, as seller; (iii) Warranty Bill of Sale, dated March 11, 2013 (“BOS 3’), by and between Lender, as buyer, and Manufacturing Borrower, as seller; (iv) Warranty Bill of Sale, dated March 11, 2013 (“BOS 4’), by and between Lender, as buyer, and Locker Group Borrower, as seller. The Master Lease is further evidenced by that certain Subordination of Landlord’s Lien, dated August 27, 2012 (the “Subordination’), granted by BV DFWA I, LP, a Texas limited partnership, as landlord, and Lender, lender

(v)     Definitions. The Facility No. 1 Loan, Facility No. 2 Loan, Facility No. 3 Loan and the MLA are collectively referred to herein as the “Loans”. The Facility No. 1 Collateral Documents, Facility No. 2 Collateral Documents and Facility No. 3 Collateral Documents are collectively referred to herein as the “Collateral Documents”.

2.            Acknowledgment of Default of Loans. Borrower acknowledges that Borrower is in default under the Loan Agreement (including the Loans) for failure to meet various financial covenants. Borrower further acknowledges that, in exchange for the covenants as described herein, Lender has agreed to refrain from exercising any remedies afforded to it under Texas law, including but not limited to, foreclosure of any collateral to collect the indebtedness on the Loans for a period expiring on November 30, 2013 (the “Forbearance Expiration Date”). This Agreement does not replace the Loan Agreement, the Loans, Collateral Documents, or any of the Loan Documents (defined below), and the term of the Loan Documents shall not be amended or extended, except as may be set forth herein.

The Loan Agreement, the First Amendment, the Second Amendment, the Loans, the Collateral Documents, the BOS 1, BOS 2, BOS 3, BOS 4, Subordination, this Agreement, and any other document now or hereafter securing, guaranteeing, evidencing or executed in connection with the Loans, as such documents may have been or may be herein or hereafter renewed, extended, amended or supplemented, are herein together called the "Loan Documents". Lender is entitled to the benefits of the Loan Documents. The Loan Documents shall remain unchanged, except as modified by this Agreement.

3.             Forbearance Expiration Date. Borrower and Lender hereby agree that, so long as Borrower complies with the terms and conditions of this Agreement and the Loan Documents, the Loan Agreement and the Loans shall be paid as described in the Loan Agreement, and the term of this Agreement shall expire on the Forbearance Expiration Date.

4.             No Further Advances. Notwithstanding anything in the Loan Documents to the contrary, until (i) a satisfactory field exam is performed on the collateral, (ii) Borrower has evidenced Borrowing Base availability to Lender’s satisfaction, (iii) Borrower is in compliance with the Discrete Quarterly Basic Fixed Charge Coverage Ratio, and (iv) Borrower is otherwise in full compliance with the terms and conditions of this Agreement and the Loan Documents, Borrower shall have no right to take any advances on any of the Loans.

5.             Covenants of Borrower. In addition to the other covenants of Borrower in the Loan Documents, Borrower hereby covenants and agrees as follows:

(i)     Temporary Waiver of Debt to EBITDA Ratio. Notwithstanding the provisions of Section 9.3 of the Loan Agreement, Lender hereby agrees to temporarily waive the Funded Debt to EBITDA Ratio (as defined in the Loan Agreement) through and including the Forbearance Expiration Date; and

Forbearance Agreement

American Locker Group, et al.

(ii)     Discrete Quarterly Basic Fixed Charge Coverage Ratio. Notwithstanding the provision of Section 9.4 of the Loan Agreement, Borrower shall maintain a Basic Fixed Charge Coverage Ratio (as defined in the Loan Agreement) of 0.70:1:00 for the discrete quarter ending June 30, 2013, and 1.25:1.00 for the discrete quarter ending September 30, 2013. Thereafter, Borrower shall maintain the Basic Fixed Charge Coverage Ratio as set forth in the Loan Agreement.

(iii)     Borrowing Base Certificates. Borrower shall continue to provide borrowing certificates to Lender in form and substance acceptable to Lender on the dates provided for in the Loan Agreement.

6.             Costs and Expenses. Borrower hereby agrees to pay to Lender a forbearance fee equal to Fifteen Thousand Two Hundred and No/100s Dollars ($15,200.00) upon Borrower’s execution of this Agreement. In addition, to the extent not prohibited by applicable law, Borrower shall in each instance within five (5) days after request by Lender pay, or reimburse Lender for, all costs and expenses reasonably paid or incurred by Lender from time to time to related to the Loan Documents. Further, Borrower hereby agrees to pay to Lender, within five (5) days of written request, the legal fees charged to Lender in connection with the preparation of this Agreement and any other documents in connection with this Agreement.

7.             Obligors; Binding Effect; Construction. The Loan is the joint and several obligation of each party named Borrower herein. Borrower is sometimes called an "Obligor" herein. If pledgor(s) is/are other than Borrower and are signatories hereto, such party or parties are also herein called "Obligors," and each such party consents to this Agreement and ratifies and confirms its obligations under the Loan Documents, which obligations are not amended hereby unless specifically enumerated herein. Lender is not required, before enforcing the liability of any Obligor, to assert or exhaust its remedies against any other Obligor or against any security. All provisions of the Loan Agreement and the other Loan Documents remain in full force and effect as therein written, except as expressly modified by this Agreement. To the extent of any conflict between the Loan Agreement (or any earlier modification) or any of the Loan Documents and this Agreement, this Agreement shall control. If any Obligor is a corporation, partnership or other legal entity, such party and the person(s) signing for it represent and warrant to Lender that this Agreement has been duly executed and delivered by such party's duly authorized representative(s). This Agreement binds and benefits the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns (provided, that no party but Lender may assign its rights hereunder without Lender's prior written consent). As used herein, the masculine gender includes each other gender and the singular number includes the plural, and vice versa, unless the context otherwise requires, and the term "person" and words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. Headings and titles used in this Agreement are only for convenience and shall be disregarded in construing it. The date or dates of the acknowledgments indicate the date(s) of execution of this Agreement but execution is as of the Forbearance Date, and for purposes of identification and reference the date of this Agreement is the Forbearance Date. This Agreement may be executed in several identical counterparts all of which shall constitute one and the same instrument. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW.

8.             Liens. By this Agreement, all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Loan (collectively, the "Liens"), including but not limited to those under the Collateral Documents, are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loans. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens or the Loan Documents or the debt evidenced by the Loan Documents or be construed as a novation in any respect. The Liens are not waived.

9.             Certain Warranties and Covenants. Borrower warrants and represents to Lender that the indebtedness evidenced by the Loans is subject to no credit, charge, claim, or right of offset or deduction of any kind whatsoever; and, to the extent not prohibited by applicable law, Obligors release and discharge Lender and its parent corporations, subsidiaries and affiliates, and all past, present and future trustees under the Collateral Documents, and its and their predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, heirs, and representatives, jointly and severally from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, that have at any time been owned or claimed, or that are hereafter owned or claimed, by Obligors or any of them (other than claims for funds, if any, now on deposit with Lender), and that arise out of any one or more circumstances or events that occurred prior to the time of execution of this Agreement. The Loan Documents and the obligations thereunder are ratified and acknowledged as valid, subsisting and enforceable, subject to no offsets, claims or defenses. The execution of this Agreement by Lender is not intended nor shall it be construed as an actual or implied waiver of: (a) any default under any of the Loan Documents; (b) any requirement under any of the Loan Documents except to the extent of the amendments specified in this Agreement; (c) any right to demand payment or accelerate maturity contained in any Loan Documents; or (d) any rights Lender may have against any person not a party hereto. It shall be a default under each of the Loan Documents, subject to the applicable grace period (if any) under the Loan Documents, entitling Lender to exercise any and all rights and remedies provided therein or at law or in equity, including but not limited to the right to declare the entire unpaid balance of principal and accrued interest under the Loan Agreement to be immediately due and payable (and upon such declaration the same shall be immediately due and payable), if any Obligor fails to make any payment, or to perform any covenant or agreement, in this Agreement or the Loan Documents or if any statement, representation or warranty in this Agreement or the Loan Documents is false, misleading or erroneous in any material respect. If Borrower fails to comply with any of Borrower’s obligations under this Agreement or the Loan Documents, Lender may, without waiving the default, but shall never be obligated to, perform or cause performance thereof at Borrower’s expense. All expenses thus paid by Lender shall automatically and without notice become a part of the obligations secured by the Collateral Documents and the Loan Documents, shall be demand obligations of Borrower to Lender and shall bear interest, from the date of Lender's payment until repaid to Lender, payable on demand, at the default rate, and Lender (but not Borrower or any other Obligor) shall be fully subrogated to the rights of the person or entity receiving such payment. Obligors acknowledge that Lender has not committed or agreed, and is under no obligation, to refinance the Loans or to extend the maturity date of the Loans beyond that stated above. Lender may assign the Loans and the Loan Documents or participation interests therein and may disclose in confidence to prospective or actual assignees or participants such financial and other information regarding Obligors and any guarantor as Lender may deem necessary or advisable.

Forbearance Agreement

American Locker Group, et al.

10.           Controlling Agreement. The parties intend to comply with applicable usury laws. All existing and future agreements regarding the debt evidenced by the Loan Agreement are hereby limited and controlled by the provisions of this paragraph. In no event (including but not limited to prepayment, default, demand for payment, or acceleration) shall the interest taken, reserved, contracted for, charged or received under the Loan Agreement or otherwise exceed the Maximum Rate. If from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, such document shall be automatically reformed and the interest payable automatically reduced to the Maximum Rate, without necessity of execution of any amendment or new document. If Lender ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to principal of the Loans in inverse order of maturity of installments or be refunded to the payor if the Loans are paid in full. Lender does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid shall be spread throughout the full term (including extensions) of the Loans so that the amount of interest does not exceed the Maximum Rate.

11.           Continuing Validity. This Agreement is in renewal, extension and/or modification, but not in extinguishment or novation, of the indebtedness evidenced by the Loans and Loan Agreement. Except as expressly modified in this Agreement, the terms of the Loan Documents shall remain unchanged and in full force and effect until the indebtedness evidenced by the Loans and Loan Agreement has been paid in full. In the event of any conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall control and the Loan Documents shall be construed accordingly. Consent by Lender to this Agreement does not waive Lender's right to require strict performance of the Loan Documents as modified in this Agreement or obligate Lender to make any future modifications. Nothing in this Agreement shall constitute a satisfaction or extinguishment of the Loan Agreement or the Loan Documents secured by the Liens. It is the intention of Lender to retain as liable all parties for the indebtedness evidenced by the Loan Agreement, and all parties, makers, endorsers and guarantors of the Loan Agreement, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker, endorser or guarantor, including accommodation makers, shall not be released by virtue of this Agreement. If any person who signed the original Loan Agreement and the Loan Documents does not sign this Agreement, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent extensions and modifications.

Forbearance Agreement

American Locker Group, et al.

12.           Cross-default; Cross-Collateralization. All collateral which Lender may at any time acquire from either Borrower and/or Obligors from any source in connection with any indebtedness owing to Lender by Borrower and/or Obligors, or any present or future obligation of Borrower and/or Obligors to Lender, shall constitute security for each and every obligation without apportionment or designation as to particular obligations, and all obligations, however and whenever occurred, shall be secured by such collateral howsoever and whensoever acquired, and it is the express intent of the parties to this Agreement that all past, present or future advances made by Lender to Borrower and/or Obligors shall be so cross-collateralized and Lender shall have no obligation to list any of such collateral described in or referred to in this Agreement upon any of the documents executed in conjunction with the indebtedness of Borrower and/or Obligors upon any future notes or extensions of credit, it being the intention of the parties to this Agreement that all such transactions shall be collateralized by the collateral and the documents executed in conjunction herewith.  Lender shall have the right, in its sole discretion, to determine the order in which Lender's rights or remedies against any of the collateral are to be exercised and which type or portions of collateral are to be proceeded against and the order of application of the proceeds of any such collateral as against particular obligations. As such, any default by Borrower under the Loan Documents or this Agreement shall be a default under any other loan documents evidencing indebtedness owing by Borrower and/or Obligors to Lender, and any default under any other loan documents evidencing indebtedness owing by Borrower and/or Obligors to Lender or this Agreement shall be a default under the Loan Documents. As such, Borrower hereby acknowledges that a default under the Facility #1 Loan shall constitute a default under the Facility #2 Loan, Facility #3 Loan and MLA, a default under the Facility #2 Loan shall constitute a default under the Facility #1 Loan, Facility #3 Loan and MLA, a default under the Facility #3 Loan shall constitute a default under the Facility #1 Loan, Facility #2 Loan and MLA, and a default under the MLA, shall constitute a default under the Facility #1 Loan, Facility #2 Loan and Facility #3 Loan. For purposes of this Agreement, "Obligor" shall mean any guarantor, any party pledging collateral to Lender, or, if Borrower is comprised of the trustees of a trust, any trustor.

13.           Release of Claims. BORROWER (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER, AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OR FORECLOSURE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN AGREEMENT, AND THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED UP TO AND INCLUDING THE DATE OF THIS AGREEMENT (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH HAVE OCCURRED AS OF THE MODIFICATION DATE AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD PRESENTLY OR IN THE FUTURE SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

Forbearance Agreement

American Locker Group, et al.

14.           Notice of Final Agreement. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE LENDER AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND BORROWER. THE PARTIES SPECIFICALLY ACKNOWLEDGE AND AGREE THAT THEY HAVE NOT RELIED UPON ANY REPRESENTATION (ORAL OR WRITTEN) IN ENTERING INTO THIS AGREEMENT.

[Signature Pages to Follow]

Forbearance Agreement

American Locker Group, et al.

EXECUTED to be effective as of the Forbearance Date.

Lender:

BANK OF AMERICA, N.A.,

a national banking association

By:/s/ John Clarke_____________________

Name: John Clarke

Title: SVP

Acknowledgment

State of Missouri______________

County of Clay

This instrument was acknowledged before me on September 13, 2013, by John Clarke                                , the SVP             of BANK OF AMERICA, N. A., a national banking association, on behalf of said association.

/s/ Donna J. Rowell Notary Public in and for the State of Missouri

 My commission expires: Feb. 27, 2014

Forbearance Agreement

American Locker Group, et al

Signature Page of Lender

Borrower:

AMERICAN LOCKER GROUP INCORPORATED,

a Delaware corporation

By:     /s/ Stephen P. Slay__________________

Stephen P. Slay

CFO

Acknowledgment

STATE OF TEXAS

COUNTY OF Dallas

This instrument was acknowledged before me on Sept. 9      , 2013, by Stephen P. Slay, CFO of AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation, on behalf of said corporation.

/s/ Taosha T. Smith Notary Public in and for the State of Texas

My commission expires: May 24, 2016

AMERICAN LOCKER SECURITY SYSTEMS, INC.,

a Delaware corporation

By:     /s/ Stephen P. Slay__________________

Stephen P. Slay

CFO

Acknowledgment

STATE OF TEXAS

COUNTY OF Dallas

This instrument was acknowledged before me on Sept. 9      , 2013, by Stephen P. Slay, CFO of AMERICAN LOCKER SECURITY SYSTEMS, INC., a Delaware corporation, on behalf of said corporation.

/s/ Taosha T. Smith Notary Public in and for the State of Texas

My commission expires: May 24, 2016

Forbearance Agreement

American Locker Group, et al

Signature Page of Borrower

 SECURITY MANUFACTURING CORPORATION,

a Delaware corporation

By:     /s/ Stephen P. Slay__________________

Stephen P. Slay

CFO

Acknowledgment

STATE OF TEXAS

COUNTY OF Dallas

This instrument was acknowledged before me on Sept. 9          , 2013, by Stephen P. Slay, CFO of SECURITY MANUFACTURING CORPORATION, a Delaware corporation, on behalf of said corporation.

/s/ Taosha T. Smith Notary Public in and for the State of Texas

My commission expires: May 24, 2016

CANADIAN LOCKER COMPANY LIMITED,

a corporation incorporated under the federal laws of Canada

By:     /s/ Stephen P. Slay__________________

Stephen P. Slay

CFO

Acknowledgment

STATE OF TEXAS

COUNTY OF Dallas

This instrument was acknowledged before me on Sept. 9         , 2013, by Stephen P. Slay, CFO of CANADIAN LOCKER COMPANY LIMITED, a Delaware corporation, on behalf of said corporation.

/s/ Taosha T. Smith Notary Public in and for the State of Texas

My commission expires: May 24, 2016

Forbearance Agreement

American Locker Group, et al

Signature Page of Borrower